Morgan Stanley Global Consumer & Retail Conference New York, 18 November 2008 Exhibit 99.2

Philip Morris International

Forward-Looking Statements
Forward-Looking Statements
This presentation and related discussion contain statements that to the extent they do not relate strictly to historical or current facts, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Cautionary Factors that May Affect
Future Results” in PMI’s Registration Statement on Form 10 that was declared effective by the Securities and Exchange Commission on March 7, 2008 and in
PMI’s quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and
September 30, 2008.
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are provided on the last slide of this presentation and are available on
www.philipmorrisinternational.com.

Philip Morris International 2 Summary Summary Well-positioned to weather the current global crisis

Philip Morris International 3 Summary Summary Well-positioned to weather the current global crisis Investor concerns: - Risk of consumer downtrading - Emerging market volatility - Currency exposure

Philip Morris International

Summary
Summary
Well-positioned to weather the current global crisis
Investor concerns:
Risk of consumer downtrading
Emerging market volatility
Currency exposure
PMI attributes:
Solid business momentum
Exciting growth prospects
Strong cash flows
–
–
–
–
–
–

Philip Morris International

Summary
Summary
Well-positioned to weather the current global crisis
Investor concerns:
-
Risk of consumer downtrading
-
Emerging market volatility
-
Currency exposure
PMI attributes:
-
Solid business momentum
-
Exciting growth prospects
-
Strong cash flows
Enhance long-term shareholder value

Philip Morris International

PMI 2008 Results
PMI 2008 Results
(a) For reconciliation of reported results to organic results, see last slide of the presentation
Source: PMI Financials
+1.1% +2.4% 651 667 Cigarette Volume
Organic
(a)
Change (%)
Reported
Change (%)
YTD Sept
2007
YTD Sept
2008
(bio)

Philip Morris International

PMI 2008 Results
PMI 2008 Results
+5.7% +15.6% $17.3 $20.0 Net Revenues
(b)
+1.1% +2.4% 651 667 Cigarette Volume
Organic
(a)
Change (%)
Reported
Change (%)
YTD Sept
2007
YTD Sept
2008
(bio)
(a) For reconciliation of reported results to organic results, see last slide of the presentation
(b) Excluding excise taxes
Source: PMI Financials

Philip Morris International

PMI 2008 Results
PMI 2008 Results
+39.1% $4.6 $6.4 Cash Flow
(c)
+21.7% 2.21 2.69
Diluted EPS
($/Share)
+11.3% +21.8% $6.9 $8.4 OCI
+5.7% +15.6% $17.3 $20.0 Net Revenues
(b)
+1.1% +2.4% 651 667 Cigarette Volume
Organic
(a)
Change (%)
Reported
Change (%)
YTD Sept
2007
YTD Sept
2008
(bio)
(a) For reconciliation of reported results to organic results, see last slide of the presentation
(b) Excluding excise taxes
(c) Discretionary cash flow which represents net cash provided by operating activities of $7,185 million in 2008 and $5,318 million in 2007 less capital expenditures of $824 million in 2008 and $714 million in 2007
Source: PMI Financials

Philip Morris International

PMI 2008 YTD Sept OCI Variance Analysis
PMI 2008 YTD Sept OCI Variance Analysis
54
823
749
37
(87)
(66)
8,422
6,912
2007 Currency Vol/Mix Price Costs Other Acq. 2008
Source: PMI Financials
($mio)

Philip Morris International 10 YTD Sept OCI Variance Analysis: Volume/Mix OCI Variance Analysis: Volume/Mix (201) (198) (157) (290) 37 2008 2005 2006 2004 2007 ($mio)

Philip Morris International

PMI 2008 YTD Sept OCI Variance Analysis
PMI 2008 YTD Sept OCI Variance Analysis
54
823
749
37
(87)
(66)
8,422
6,912
2007 Currency Vol/Mix Price Costs Other Acq. 2008
Source: PMI Financials
($mio)

Philip Morris International

Currencies
Currencies
95.67 105.88 119.36 Japanese Yen
11,364 9,254 9,110 Indonesian Rupiah
13.09 10.53 10.96 Mexican Peso
1.35
25.89
1.22
1.34
YTD Sept
2007
1.65 1.23 Turkish Lira
27.56 24.05 Russian Ruble
1.19 1.06 Swiss Franc
1.25 1.52 Euro
14 Nov
2008
YTD Sept
2008
(a) Local currency to the US Dollar except Euro
Source: Interbank rate on www.oanda.com
(a)

Philip Morris International

Volume: 1-2%
Net revenues
(a)
: 4-6%
Operating income: 6-8%
EPS: 10-12%
Constant Currency Long-Term
Constant Currency Long-Term
Annual Growth Targets
Annual Growth Targets
(a) Excluding excise taxes

Philip Morris International

2008 Guidance
2008 Guidance
Expect to meet the low end of annual earnings
guidance range of $3.32 to $3.38 per share, reflecting
19%-21% growth rate
Continued currency volatility could have impact of +/-
one to two cents per share from the low end of the
range

Philip Morris International

Estimated EPS Growth
Estimated EPS Growth
Weighted Average 2008
Weighted Average 2008
Note: EPS growth reflects calendar year 2008 EPS growth
Source:  Thompson One Analytics, FactSet and Wall Street equity research
Global Mega Cap Peer Group
Company Peer Group
Global CPG Group
Tobacco Peer Group 9.7%
10.0%
10.1%
19.0%
10.6%

Philip Morris International 16 Business Update Business Update Developed markets: Germany Japan Emerging Markets: Russia Indonesia

Marlboro
Rauchen fügt Ihnen und den Menschen in Ihrer Umgebung erheblichen Schaden zu

L&M
RED LABEL
Rauchen kann tödlich sein

L&M
NIGHT
Rauchen kann tödlich sein

Philip Morris International

5.3
6.8
0
10
Jan 08 Oct 08
25.2
24.2
20
30
Germany Business Update
Germany Business Update
Cigarette industry volume
down 3.1% YTD Oct
PMI share is up 0.3 share
points to 36.8% YTD Oct
Marlboro
share stabilizing in
last few months
L&M
fastest growing brand
Build on momentum of
L&M,
notably
L&M
Night
priced at
a €0.10/pack premium
L&M
Marlboro
Source: PMI estimates
Market Shares (%)
12 MM

EINFACH GESPART.
JETZT NOCH BESSER

SPAREN
ABER NICHT AM GENUSS

Philip Morris International

YTD Oct
Germany Business Update
Germany Business Update
Strong PMI share growth in fine
cut:
Innovative expansion
L&M
expansion
Improved outlook for PMI across
the tobacco market
Cautiously optimistic regarding
higher minimum pack size
regulations
(%)
7.4
11.3
13.7
L&M
Others
Next
Source: PMI estimates
–
–
PMI Fine Cut SoM
0
15
2006 2007 2008

Philip Morris International

Japan Business Update
Japan Business Update
Total market down 3.7% YTD
Sept
TASPO card penetration at
32%
Consumers switching to
convenience stores
Debate around excise tax and
pricing freedom
Source: Tobacco Institute of Japan and PMI consumer research

衝撃、あらわる。
Marlboro
BL CK
MENTHOL

最強ミント、出現。
lark
10
Menthol X 新登場 10mg

Philip Morris International

Japan Business Update
Japan Business Update
PMI shipments have dropped
6.0% YTD Sept reflecting
market decline and distributor
inventory adjustments
PMI share at 24.0% in Q3 has
been stable for four
consecutive quarters
Market Shares (%)
9.9 9.8 9.8
10.2
6.7
6.6
6.8
6.6
7.3
7.5
7.3 7.2
0
25
Q4 Q1 Q2 Q3
23.9 23.9
24.0
Lark
Other
Marlboro
23.9
2008 2007 2008 2008
Source: PMI Financials and Tobacco Institute of Japan

NEW
Mar1boro
mg
Marlboro
FILTER PLUS
ONE

H/W space

BLACK MENTHOL
Marlboro

Philip Morris International

Japan Business Update
Japan Business Update
Strategic focus on innovation,
new line extensions and
product improvement
Marlboro Black Menthol
1.0%
share in Sept; best launch ever
Marlboro Filter Plus
in November
Source: Tobacco Institute of Japan
launched

Philip Morris International

Russia Business Update
Russia Business Update
Key Consumer Trends (SoM)
2008
YTD Sept
2008
YTD Sept
2008
YTD Sept
Source: Business Analytica
Medium Plus Price
35
39
43
2006 2007
Lighter Taste
52
58
61
2006 2007
Slims Diameter
5
8
12
2006 2007

Marlboro
PARLIAMENT
Virginia Slims

Chesterfield
MURATTI
LM

BOND
СОЮЗ АПОЛЛОН
NEXT
ОПТИМА

Philip Morris International

Russia Business Update
Russia Business Update
PMI shipments have increased
8.0% YTD Sept
PMI market share in Q3
reached 27.0%, up 0.4 pp
versus prior year
Consumer uptrading and
pricing driving strong
profitability gains
PMI has strong brands in all
price categories
Mid
Low/
Super-low
Premium &
Above
6.7% SoM
10.9% SoM
9.4% SoM
Source: PMI Financials and Business Analytica

Philip Morris International

Russia Business Update
Russia Business Update
Business momentum continues unabated
Efficient and effective distribution network
Payment terms respected
Stable and predictable excise tax structure
Attractive retail prices
Strong manufacturing presence
Broad portfolio of growing brands

Philip Morris International

Indonesia Business Update
Indonesia Business Update
Industry volume up 5% YTD
Sept driven by favorable
demographics and moderate
price increases
Key growth segment is
machine made kreteks that are
lighter in taste
Tax reform tending towards
greater role of specific element
and reduction in complexity
Premium cigarette volume
increasing
2008
YTD Sept
Source: PMI estimates and Indonesian Central Bureau of Statistics
Estimated Industry Growth
2%
5%
4%
5%
2005 2006 2007

NEW MARLBORO
Mix 9
NEW FILTER KRETEK
Marlboro
Mix 9
MEROKOK DAPAT MENYEBABKAN KANKER, SERANGAN JANTUNG, IMPOTENSI DAN GANGGUAN KEHAMILAN DAN JANIN

Philip Morris International

Indonesia Business Update
Indonesia Business Update
PMI shipments up 10% YTD
Sept (after adjustment)
(a)
PMI market share up 0.3
points YTD Sept
Marlboro
has benefited from
launch of
Marlboro
kretek
+ 10%
(a)
Total PMI
+ 45 % Others
2 % A Hijau
+   6 % Dji Sam Soe
+ 12 % A Mild
+ 16 % Marlboro
YTD Sept
08 vs 07
Volume Change
(a) Adjustment for timing of shipment (800 million) related to Ramadan. Adjustment pro-rated across the brands
Source: PMI Financials and AC Nielsen

Philip Morris International

Emerging Markets: Analysis of Previous Crisis
Emerging Markets: Analysis of Previous Crisis
Analysis of impact of previous economic crises:
–
1998/1999 in Indonesia, Mexico, the Philippines, Russia and
Ukraine
–
2001/2002 in Argentina, Egypt and Turkey

Philip Morris International

Emerging Markets: Indonesia 1997-2000
Emerging Markets: Indonesia 1997-2000
5 1 (13) 5 GDP Growth (%)
4 21 58 6 Inflation (%)
8,422 7,855 10,014 2,909 Exchange Rate (IDR/USD)
2000 1999 1998 1997
Economic Indicators
Source: Global Insight

Philip Morris International

Emerging Markets: Indonesia 1997-2000
Emerging Markets: Indonesia 1997-2000
Sampoerna / PMI Volume
30
27
32
41
0
50
1997 1998 1999 2000
(bio)
2000 1999 1998 1997
253
1,985
944
7,412
107
1,075
464
4,649
244 211 OCI
($mio)
2,052 615 OCI
(IDR bio)
1,191 1,069 Revenues
($mio)
10,029 3,111 Revenues
(IDR bio)
Sampoerna Financial Results
Source: Sampoerna and PMI company records

Philip Morris International

Indonesian economy much stronger today than in 1998
Emerging Markets: Indonesia 2008
Emerging Markets: Indonesia 2008
-28% up to -500% Exchange Rate (IDR/USD)
11 58 Inflation (%)
60 23 Reserves ($bio)
29 53 Export Contribution to GDP (%)
479 95 GDP ($bio)
2008 1998
Source:  Global Insight

Philip Morris International

Market Shares
13.9
29.5
36.1
22.1
15.8
18.0
2.4
6.3
4.1
5.9
10.6
2.4
0
10
20
30
40
1998 YTD Sept 08
Emerging Markets: Indonesia 2008
Emerging Markets: Indonesia 2008
(%)
Gudang Garam
Nojorono
Bentoel
BAT
Djarum
PMI/Sampoerna
Sampoerna / PMI
Portfolio
6%
5%
26%
36%
52%
27%
8%
17%
8%
15%
1998 2008
A Hijau
A Mild
Dji Sam Soe
Marlboro
Other
Source: Sampoerna company records, PMI Financials and AC Nielsen

Philip Morris International

Emerging Markets: Russia 1998-99
Emerging Markets: Russia 1998-99
Industry Price Segmentation
57%
81%
43%
19%
0%
50%
100%
1998 1999
Premium/
Mid
Value/
Low
4.5x
3.2x
L&M
Bond Street
Marlboro
Apollo-Soyuz
Source: Business Analytica
7.4
25.4
4.4
13.8
3.4
10.2
5.7
2.3
0
30
Jul 1998 Jul 1999
RUB/Pack

FILTER KINGS
Bond
STREET
AMERICAN BLEND

СОЮЗ
АПОЛЛОН
ОСОБЫЕ
КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

Philip Morris International

Emerging Markets: Russia 1998-2001
Emerging Markets: Russia 1998-2001
Switch to local manufacturing
Strengthened low price portfolio
Volume recovered by 2001
Profitability grew at a rapid pace starting in 2000
Source: Local affiliate financials

Philip Morris International

St. Petersburg
Moscow
Novosibirsk
Ekaterinburg
Rostov-on-Don
Emerging Markets: Russia 2008
Emerging Markets: Russia 2008
17 Field offices
61 Offices
80,000 Outlets on Routes
990 Locales covered
1,030 Field Force
5 Area offices
Russia is now a significant economy which has
accumulated strong foreign currency reserves
Source: PMI

Philip Morris International

Emerging Markets: Economic
Emerging Markets: Economic
Previous Crises
Driven primarily by overheating of local economies
Massive devaluation of local currencies and strong inflationary pressures

Philip Morris International

Emerging Markets: Economic
Emerging Markets: Economic
Previous Crises
Driven primarily by overheating of local economies
Massive devaluation of local currencies and strong inflationary pressures
Current Situation
Global financial crisis originating in developed countries
Inflation tending to moderate as fuel and food prices drop
Economies much stronger today and foreign reserves much larger

Philip Morris International

Emerging Markets: PMI
Emerging Markets: PMI
Previous Crises
Currency devaluation and imports driving higher retail prices
Ad valorem excise taxes exacerbated price gaps
Markets resilient, but consumer downtrading
PMI portfolio heavily dependent on
Marlboro
and
L&M

Philip Morris International

Emerging Markets: PMI
Emerging Markets: PMI
Previous Crises
Currency devaluation and imports driving higher retail prices
Ad valorem excise taxes exacerbated price gaps
Markets resilient, but consumer downtrading
PMI portfolio heavily dependent on
Marlboro
and
L&M
Current Situation
Disposable consumer income at record levels
Excise tax systems are more oriented to specific amounts
PMI volume locally manufactured
PMI acquisitions in Indonesia and Mexico
International portfolio extended into low price segments

Philip Morris International

PMI Volume and OCI in Eight Emerging Markets
PMI Volume and OCI in Eight Emerging Markets
Combined Market Results Indexed
125
155
80
100
120
140
160
1997 1998 1999 2000 2001 2002
Volume OCI
CAGR: 9%
CAGR: 5%
Source: PMI local affiliate records

Philip Morris International

Geographic Balance
Geographic Balance
2008 YTD Sept Volume
2008 YTD Sept OCI
OECD
Non-OECD
(a)
(a) Excluding PRC and duty-free
Source: PMI Financials
(a)
Non-OECD
55%
OECD
45%
Non-OECD
35%
OECD
65%

MARLBORO
RACING & YOU
ВОРВИСЬ В ОСЛЕПИТЕЛЬНЫЙ МИР РЕЙСИНГА!
КРАЩЕ БЕЗ ПОСПІХУ
ВІЗЬМИ ПАЧКУ CHESTERFIELD,
ВІДЧУЙ У ДОЛОНЯХ. ЇЇ ВИГЛЯД
І МУЖНІСТЬ ЗАХОПЛЮЮТЬ.
ВИВІЛЬНИ ЛЕГЕНДУ,
СПАДАЄ ОБГОРТКА,
ТИ ВІДКРИВАЄШ ЇЇ,
І САМЕ ТОЙ
БАГАТИЙ ОКСАМИТОВИЙ
АРОМАТ ПРОБУДЖУЄ
ТВОЇ ВІДЧУТТЯ.
УСМІХНИСЬ,
ЦЕ ТІЛЬКИ ПОЧАТОК
КРАЩЕ БЕЗ ПОСПІХУ
PARLIAMENT
Set your senses free.
extrasensory parliament
[redacted]
MARLBORO ICE MINT 6mg
Marlboro
新登場
L&M
VIRGINIA SLIMS
WINTER GLAM COLLECTION 08/09
One supreme taste. 4 croco designs.
РЕВОЛЮЦИЯ+
Marlboro
НОВЫЕ ФИЛЬТР ПЛЮС
SLIMS
ГАРМОНИЯ ВКУСА

Brand Portfolio Strategy Brand Portfolio Strategy

Philip Morris International

0
100
Fra Ger Ita Pol Sp Rus Turk Ukr Indo Jap Arg Mex
PMI Share of Premium & Above
PMI Share of Premium & Above
EU EEMA LA & Can Asia
2008 YTD Sept
(%)
50
Source: PMI GIMS

Neu. Kompakt.
Ungezähmt.
Marlboro
INTENSE
Rauchen kann tödlich sein

[MARLBORO]
GOLD ORIGINAL
Marlboro
Nouvelle expression.

衝撃、あらわる。
Marlboro
BLACK MENTHOL
H/W Space

PARLIAMENT
PARLIAMENT
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ: КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

VIRGINIA SLIMS
NEW COLLECTION
One supreme taste.
4 unique designs.
ΤΟ ΚΑΠΝΙΣΜΑ ΒΛΑΠΤΕΙ ΣΟΒΑΡΑ ΤΗΝ ΥΓΕΙΑ

Philip Morris International 43 Brand Portfolio Strategy Brand Portfolio Strategy

Philip Morris International 44 PMI Share of Mid Price PMI Share of Mid Price 0 60 Fra Ita Pol Sp Rus Turk Ukr Indo Jap Thai EU EEMA Asia 30 Source: PMI GIMS 2008 YTD Sept (%)

L&M
Sigara içmek öldürür
Rahat içim sunan
3'lü filtre teknolojisi

SOFT & BLACK
L&M
SINCE 2008
Rauchen kann tödlich sein

L&M LINK
L&M LINK
L&M LINK
Palenie zabija
Palenie zabija
Palenie zabija
Palenie poważnie szkodzi Tobie
i osobom w Twoim otoczeniu

ЯКІСТЬ, ЩО ЗАСЛУГОВУЄ НА ПАУЗУ
КРАЩЕ БЕЗ ПОСПІХУ
КУРІННЯ МОЖЕ ВИКЛИКАТИ
ЗАХВОРЮВАННЯ НА РАК

ВОЗЬМИ ПАЧКУ
CHESTERFIELD.
АРОМАТ
ПРОБУЖДАЕТ
ТВОИ ОЩУЩЕНИЯ.
ЭТО УДОВОЛЬСТВИЕ
ДОСТОЙНО ПАУЗЫ.
НАСЛАЖДАЙСЯ
НЕ СПЕША
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ:
КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

MURATT style
Драгоценные грани
твоего стиля
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ: КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

Chesterfield
Las autoridades sanitarias advierten
Fumar
puede matar

Chesterfield
Las autoridades sanitarias advierten
Fumar perjudica
gravemente su salud
y la de los que están
a su alrededor

Las autoridades sanitarias advierten
Fumar
puede matar

Philip Morris International 45 Brand Portfolio Strategy Brand Portfolio Strategy

BOND
BOND STREET Special
ОСОБЫЙ ВКУС. ОСОБЫЙ ХАРАКТЕР.
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ: КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

NEXT
QUALITY AMERICAN BLEND
Palenie poważnie szkodzi Tobie i osobom w Twoim otoczeniu

NOVINKY
Svěží & Šarmantní
mentol
červená
bílá
50 Kč
MINISTERSTVO ZDRAVOTNICTVÍ VARUJE:
KOUŘENÍ ZPŮSOBUJE RAKOVINU.

Il fumo uccide

DELICADOS SUPREMOS
Increíble sabor suave
$20
Precio sugerido al público
FUMAR ES CAUSA DE CANCER

Philip Morris International 46 Brand Portfolio Strategy Brand Portfolio Strategy

[MARLBORO]
GOLD ORIGINAL
Marlboro
Fumer
Même cigarette. Nouvelle expression.
Faites-vous aider
pour arrêter de fumer,
téléphonez au
0825-309-310

MENTHOL
Marlboro
LIGHTS
喫煙は、あなたにとって心筋梗塞の危険性を高めます。

THE ONE
WITH FLAVOR
1mg NEW Marlboro
FLAVOR PLUS
ΤΟ ΚΑΠΝΙΣΜΑ ΒΛΑΠΤΕΙ
ΣΟΒΑΡΑ ΤΗΝ ΥΓΕΙΑ

Marlboro
[MARLBORO] now. GOLD EDGE
Palenie poważnie szkodzi Tobie i osobom w Twoim otoczeniu

NEW
MARLBORO MINT
ICE MINT
FRESH MINT
Marlboro
Marlboro

Philip Morris International 47 Brand Portfolio Strategy Brand Portfolio Strategy Red Gold Fresh

ДВА ВАРІАНТИ 3 та 1 мг
Marlboro
MARLBORO
FILTER
PLUS
КУРІННЯ МОЖЕ ВИКЛИКАТИ ЗАХВОРЮВАННЯ НА РАК

Philip Morris International

Marlboro Filter Plus
Marlboro Filter Plus
Unique, multi-chamber filter,
including tobacco plug
Flavorful alternative that
extends Marlboro
heritage to
6mg, 3mg and 1mg
Generally sold at a premium
Sept 2008 Market Shares
2.1
2.0
1.4
0.6
1.0
1.0
0
2.5
Kuw Rom Almaty Kiev Moscow Vilnius
(%)
Source: AC Nielsen and Business Analytica
Eastern Europe
Key Cities

NEW
INTENSE
Marlboro
Roken is dodelijk
Roken
is dodelijk

SATISFACTION
Marlboro
Roken is dodelijk
Roken
is dodelijk

Marlboro
COMPACT
Il fumo
uccide

Marlboro
INTENSE
Neu. Kompakt.
Ungezähmt.
Rauchen kann
tödlich sein

Philip Morris International

Marlboro Intense / Compact
Marlboro Intense / Compact
Marlboro Intense
is a rich,
flavorful, generally shorter
cigarette
Launched in Turkey and
several EU markets
Lighter version,
Marlboro
Compact
in Italy has achieved a
0.6% share
Source: AC Nielsen
,

FILTER CIGARETTES
GOLD
Marlboro
ORIGINAL
Rauchen kann tödlich sein.
MARLBORO [GOLD]
neues design. bewährter geschmack.

Rauchen kann tödlich sein.

Philip Morris International

Marlboro Gold
Marlboro Gold
New more modern pack in test
market in Austria, France and
Italy
Positive reaction from trade
and adult smokers
New pack perceived as
“modern, dynamic and
elegant”

Marlboro
[MARLBORO] now. GOLD EDGE
Palenie poważnie szkodzi Tobie i osobom w Twoim otoczeniu

GOLD
Marlboro
EDGE
MARLBORO GOLD [NOW]
www.marlboro.ru
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ: КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

Philip Morris International

Marlboro Gold Edge
Marlboro Gold Edge
Marlboro Gold Edge
is the first
entry into super slims for
Marlboro
Launch in Poland and Russia,
where slims are growing
driven by both male and
female adult smokers

NEW
MARLBORO FRESH SERIES
Marlboro
WE ARE THE FRESH

EL TABACO ES NOCIVO PARA LA SALUD

NEW
MARLBORO FRESH SERIES
Marlboro
WE ARE THE FRESH

EL TABACO ES NOCIVO PARA LA SALUD

Marlboro
CRISP MINT
Marlboro
FRESH MINT
MINTENSITY
Experience the Blast
SMOKING KILLS
吸煙足以致命

Philip Morris International

Marlboro
Marlboro
Refreshing Taste Sensations
Refreshing Taste Sensations
Innovative Marlboro Crisp
Mint, Marlboro Fresh Mint
and
Marlboro
Ice
Mint
launched in
selected Asian countries in
2007
Expanded to selected Latin
American markets
11.5
10.8
1.3
2007 2008
11.5%
12.1%
Ice Mint
YTD Sept YTD Sept
Singapore
Marlboro
Menthol SoM
Source: AC Nielsen

Philip Morris International

Marlboro
Marlboro
Refreshing
Refreshing
Taste
Taste
Sensations
Sensations
Marlboro Black Menthol
launched in Japan in Q3, 2008
Most successful new PMI
launch in this market
5.2
4.9
0.3
0.3
0.8
2008 H1 2008 Q3
Black
Menthol
Ice Mint
Japan Marlboro Menthol SoM
5.5%
6.0%
Source: Tobacco Institute of Japan

Philip Morris International

Marlboro
Marlboro
Market Leadership
Market Leadership
# 1 in market (selected)
# 1 in premium (selected)
UK Ukraine Turkey Serbia
Philippines Poland Kazakhstan Japan Finland
Egypt Czech Rep Costa Rica Argentina Algeria
Switzerland Spain Saudi Arabia Netherlands
Mexico Lebanon Kuwait Italy Hong Kong
Greece Germany France Belgium Austria
Source: PMI GIMS

Explore the pleasure of the night.
extrasensory parliament
WARNING TO BE PLACE HERE

Discover something extraordinary
extrasensory parliament
WARNING TO BE PLACE HERE

Ощутите нечто особенное
PARLIAMENT
extrasensory parliament
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ: КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

Philip Morris International

Parliament
Parliament
Prestige brand with recessed
filter
Generally above premium
price with superior margins
Parliament
volume grew by
20.6% YTD Sept
Source: PMI Financials

PARLIAMENT
RESERVE
PARLIAMENT
КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ
PARLIAMENT

Philip Morris International

Parliament
Parliament
Growth driven by Korea,
Russia, Turkey and Ukraine
Parliament Reserve
launched
in Russia, Turkey and Ukraine
to reinforce prestigious image
1.7
2.4
5.8
1.3
3.1
2.6
7.1
1.8
0
7.5
Korea Russia Turkey Ukraine
Source: AC Nielsen and Business Analytica
Market Shares YTD Sept
2007 2008
(%)

VIRGINIA
SLIMS
WINTER GLAM
COLLECTION 08/09
One supreme taste. 4 croco designs.
Το Υπουργείο Υγείας προειδοποιεί
ΤΟ ΚΑΠΝΙΣΜΑ ΒΛΑΠΤΕΙ ΣΟΒΑΡΑ ΤΗΝ ΥΓΕΙΑ

Noire[ノアール]
VIRGINIA SLIMS

Noire[ノアール]
VIRGINIA SLIMS

Philip Morris International

Virginia Slims
Virginia Slims
Stand-alone slims and super
slims product
Virginia Slims
volume grew by
9.6% YTD Sept
Virginia Slims Uno
pack format
Geographic expansion
1.9
2.6
0.8
2.1
2.9
1.1
0
3
Japan Korea Romania
(%)
Source: PMI Financials, Tobacco Institute of Japan and AC Nielsen
Market Shares YTD Sept
2007 2008

АБСОЛЮТНО
НОВЫЕ L&M
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ: КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

L&M
SLIMS
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ: КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

Philip Morris International

In Market Sales
0
600
Q1 Q2 Q3 Q4 Q1 Q2 Q3
L&M
L&M
L&M
repositioned in 2007 in
key EEMA markets
L&M
volume down 5.0% YTD
Sept
Rate of volume decline
moderating in Romania and
Ukraine
(mio)
Source: PMI Financials and GIMS
Ukraine
Romania
2008
2007

L&M
NEW
TRIPLE FILTER & QUALITY TOBACCOS FOR IMPROVED TASTE.
Palenie poważnie szkodzi Tobie i osobom w Twoim otoczeniu

Philip Morris International

L&M
L&M
Second largest brand in EU
region after Marlboro
L&M
volume in EU up 4.2%
YTD Sept
Fastest growing brand in
Germany and Netherlands
Growing market leader in
Poland, helped by slims
Largest international brand in
Thailand
4.7
4.1
13.8
15.9
6.8
6.1
14.5
16.6
0
20
Germany Netherlands Poland Thailand
Source: PMI Financials and AC Nielsen
Market Shares YTD Sept
(%)
2007 2008

УДОВОЛЬСТВИЕ, ДОСТОЙНОЕ ПАУЗЫ
Chesterfield
НАСЛАЖДАЙСЯ НЕ СПЕША
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ: КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

Philip Morris International

3.2
2.4
9.6
5.9
3.6
2.8
9.8
7.2
0
12
Italy Russia Spain Ukraine
Chesterfield
Chesterfield
Chesterfield
volume grew
16.9% YTD Sept
Key markets are Italy, Russia,
Spain and Ukraine
(%)
Source: PMI Financials, AC Nielsen, Business Analytica and estimates based on Logista
Market Shares YTD Sept
2007 2008

Superslims
Magas. Vékony. Elegáns.
BOND
A dohányzás halált okozhat!
415 Ft
A DOHÁNYZÁS SÚLYOSAN KÁROSÍTJA AZ ÖN ÉS KÖRNYEZETE EGÉSZSÉGÉT!

Nowa
paczka
wysoka jakość
RED WHITE
Palenie zabija
Palenie poważnie szkodzi Tobie i osobom w Twoim otoczeniu

Akce
kdy
Pátek 18.8.
16-20 hod
NEXT
Kouření může zabíjet
LIMITOVANÁ EDICE
s uhlíkovým filtrem
52 Kč
JEMNÁ ELEGANCE
MINISTERSTVO ZDRAVOTNICTVÍ VARUJE:
KOUŘENÍ ZPŮSOBUJE RAKOVINU.

Philip Morris International

Low Price
Low Price
Combined volume of Bond
Street Next
and Red & White
over 50 billion YTD Sept
Complementary roles in
Central and Eastern Europe
Source: PMI Financials
,

Marlboro
Rauchen fügt Ihnen und den Menschen in Ihrer Umgebung erheblichen Schaden zu
Marlboro
Fumer tue
MENTHOL
Marlboro LIGHTS
PARLIAMENT Lights
Rauchen ist tödlich. Fumer tue. Il fumo uccide.
Rauchen ist tödlich. Fumer tue. Il fumo uccide.
L&M
Chesterfield
MURATTI
Il fumo uccide
lark
9
Philip Morris
BOND
LIGHTS
RED WHITE
Palenie poważnie szkodzi Tobie i osobom w Twoim otoczeniu
NEXT
Kouření vážně škodí Vám i lidem ve Vašem okolí

SAMPOERNA
Mild
SIGARET KRETEK
234
DJI SAM SOE
SAMPOERNA
Hijau
PETRA
Kouření může zabíjet
DIANA
Il fumo danneggia gravemente te e chi ti sta intorno
ОПТИМА
LIGHTS

Philip Morris International 62 Brand Portfolio Brand Portfolio Mid Price Premium & Above Local Heritage International Low Price

WHERE THERE'S SMOKE THERE'S HYDROGEN CYANIDE
Belmont Milds

WHERE THERE'S SMOKE THERE'S HYDROGEN CYANIDE
CANADIAN CLASSICS

YOU'RE NOT THE ONLY ONE SMOKING THIS CIGARETTE
NUMBER SEVEN

Philip Morris International

Rothmans Inc. Acquisition
Rothmans Inc. Acquisition
Provides meaningful presence in one of the most
profitable markets
Has a growing 33% share of the Canadian cigarette
market
Is the leader in value segment and fine cut market
44.5
47.3
53.7
57.8
55.5
52.7
46.3
42.2
0%
100%
2005 2006 2007   2008
YTD Sept
Value
Premium
Cigarette Price Segments

Philip Morris International

Acquisition Opportunities
Acquisition Opportunities
Pipeline of other opportunities; timing uncertain
Strict strategic and financial criteria
Excellent integration track record

Philip Morris International 65 Market Opportunities Market Opportunities PRC Vietnam Bangladesh India 2007 Volume: 2.3 trillion units Source: PMI GIMS

Philip Morris International

China
China
Building relationship with CNTC
Marlboro
manufactured and sold under license
International joint-venture showing signs of promise
Objective is to be CNTC’s key strategic partner
Marlboro
(under license)
RGD
(low price)
Dubliss
(mid)
Harmony
(premium)

Philip Morris International

Global Leadership and Scale
Global Leadership and Scale
25.2%
20.2%
18.0%
8.7%
27.9%
15.6%
12.5%
11.0%
5.4%
55.5%
PMI
BAT
JT
IMT
Other
PMI
BAT
JT
IMT
Other
International Market
(a)
International Market excl. PRC
(a)
(a) Assumes JT’s acquisition of Gallaher and Imperial’s acquisition of Altadis were effective as of January 1, 2007.
Source: 2007 competitive data derived by PMI from 2007 company reports. PMI data and total market from GIMS.

Philip Morris International

Key Opportunities in Other Tobacco Products
Key Opportunities in Other Tobacco Products
Cigarettes by far the most profitable tobacco category
but opportunities for incremental profitability exist in
OTP
PMI has built a sizeable fine cut business through
organic growth supplemented by acquisitions

INTERVAL
INTERVAL
Blond
Fumer nuit gravement à votre santé et à celle de votre entourage
Faites-vous aider pour arrêter de fumer,
téléphonez au 0825-309-310 (0,15 EUR/min)

INTERVAL
INTERVAL
Blond
Fumer nuit gravement à votre santé et à celle de votre entourage
Faites-vous aider pour arrêter de fumer,
téléphonez au 0825-309-310 (0,15 EUR/min)

Philip Morris International

Interval
Interval Acquisition
Acquisition
Acquisition of Interval
and
other fine cut brands from
Imperial in June 2008 for €254
million
Acquisition adds about two
market share points in the EU
Interval
is the leading fine cut
brand in France with potential
for geographic expansion
Source: PMI Financials and PMI estimates

1847
Ett hantverk från Arvika
SVENSKT KVALITETSSNUS
1847
PHILIP MORRIS
Denna tobaksvara kan skada din hälsa och är beroendeframkallande.

1847
SVENSKT KVALITETSSNUS
WHITE
PORTION

Philip Morris International

Key Opportunities in OTP
Key Opportunities in OTP
Cigarettes remain by far the most profitable tobacco
category but opportunities for incremental profitability
exist in other tobacco segments
PMI has built a sizeable fine cut business through
organic growth supplemented by acquisitions
PMI has launched a snus product in Sweden

Philip Morris International

Capital Structure
Capital Structure
Strong balance sheet
Long-term credit ratings A2 / A / A+
Short-term credit ratings P-1 / A-1 / F1
Continuous access to Tier 1 commercial paper market
Over $10 billion bond offerings in US Dollars, Euros
and Swiss Francs
$6.4 billion of committed revolving credit facilities
Source: PMI Treasury

Philip Morris International

Shareholder Returns
Shareholder Returns
Dividend raised by 17.4% in August to annualized level
of $2.16 a share
Target dividend payout ratio of 65%
Two year $13 billion share repurchase program
initiated in May
Share repurchase program ahead of schedule: $4.7
billion spent
Q4 2008 share repurchases expected to be low
Source: PMI Financials

Philip Morris International

Stock Price Performance $US
Stock Price Performance $US
Weighted Average
Weighted Average
(33.6%)
(31.1%)
(27.8%)
(26.3%)
(25.1%)
(24.8%)
(23.2%)
Note: Peer groups represent the market weighted average performance of the group.  Market weighting is based on current U.S. dollar denominated  market capitalization.  Exchange rates are as of 3/28/08 and 11/14/08. Share price performance is for the period beginning 3/28/08  and ending 11/14/08.
Source:  FactSet.  Centerview Partners.
Global Mega Cap Peer Group
Global CPG Group
S&P  500 - Ex-Financials
Tobacco Peer Group
S&P 500
Company Peer Group
March 28,2008 – November 14, 2008

Philip Morris International

Conclusions
Conclusions
Strong business fundamentals and results
Currency important but temporary phenomenon
Expect to deliver against long term targets
Emerging markets much better placed today
Superior infrastructure, brand portfolio and geographic
balance
Pricing ability remains powerful
Tremendous cash flows and strong balance sheet
Continue to reward shareholders over the long term

Questions & Answers

Philip Morris International

Reconciliation of Reported Results to
Reconciliation of Reported Results to
Organic Results
Organic Results
(For (For the the Nine Nine Months Months Ended Ended September September 30, 30, 2008 2008 and and 2007 2007 in in Billions) Billions)
(a) Defined as operating income before general corporate expenses ($80 million in 2008 and $51 million in 2007)
and amortization of intangibles ($29 million in 2008 and $18 million in 2007)
Source: PMI Financials
2008 2007
Less: Less: Less: Add Less: Less: Add
Reported Excise Unusual Organic Reported Excise Unusual Organic Organic
Results Taxes Currency Items* Results Results Taxes Divestiture Items* Results % Change
Volume 667.00 9.60 657.40 651.50 1.20 650.30 1.1%
Net Revenues 49.67 $           29.67 $     1.71 $       0.06 $       18.23 $        41.45 $        24.15 $     0.05 $       17.25 $       5.7%
OCI (a) 8.42 $            0.75 $       0.05 $       0.21 $       7.83 $          6.91 $          0.03 $       0.15 $       7.03 $         11.3%
*Unusual items include asset impairment and exit costs in both years and the equity loss from RBH legal settlement in 2008